UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2010

American Medical Alert Corp.
(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York	11572
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (516) 536-5850

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 5, 2010, American Medical Alert Corp. (the “Company”) held its 2010 annual meeting of shareholders, at which the following matters were voted upon and approved by the Company’s shareholders:

(1)  the election of seven members to the Board of Directors;

(2)  the approval of the the American Medical Alert Corp. 2010 Equity Incentive Plan; and

(3)  the ratification of the selection of Margolin, Winer & Evens, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

The following is a summary of the voting results for each matter presented to the shareholders:

1.	Election of Directors:

NAME	VOTES FOR	WITHHELD AUTHORITY

Howard M. Siegel	5,749,884	483,859

Jack Rhian	5,749,884	483,859

Frederic S. Siegel	5,677,006	556,737

Ronald Levin	5,741,887	491,856

Yacov Shamash	5,742,387	491,356

John S.T. Gallagher	5,742,387	491,356

Gregory Fortunoff	5,745,384	488,359

2.	Approval of the American Medical Alert Corp. 2010 Equity Incentive Plan:

FOR: 5,269,507	AGAINST: 950,316	ABSTAIN: 13,920

3.	Ratification of Selection of Margolin, Winer & Evens, LLP:

FOR: 8,429,827	AGAINST: 195,764	ABSTAIN: 77,320

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 10, 2010

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Jack Rhian
Name: Jack Rhian
Title: President and Chief Executive Officer